                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549


                                 ---------------


                                   FORM 8-K/A



                                 AMENDMENT NO. 1




                   Pursuant to Section 12, 13 or 15(d) of the
                       Securities and Exchange Act of 1934







                         CARLISLE COMPANIES INCORPORATED
                 -----------------------------------------------
               (Exact name of registrant specified in its charter)

         Delaware                    1-9278                  31-1168055
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(State or other jurisdiction       (Commission             (IRS Employer
 of incorporation)                  File Number)            Identification No.)


            250 South Clinton Street, Suite 201, Syracuse, NY  13202
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                    (Address of principal executive offices)

                                  315-474-2500
                        --------------------------------
                         (Registrant's telephone number)


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     On October 17, 1996, the Registrant filed a Form  8-K Report (the "Report")
relating to the acquisition of substantially all of the assets of the Engineered Plastics Division of Hoover Universal, Inc. Subsequent to the filing of the Report, Rule 3-05 of Regulation S-X was amended to remove the requirement that a registrant provide audited financial statements and pro forma financial information for acquisitions of the type covered by the Report. Accordingly, the Registrant hereby amends the Report as follows:


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.
                    None.

     (b)  Pro Forma Financial Information.
                    None.




                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 6, 1996           CARLISLE COMPANIES INCORPORATED



                              By:  /s/ Stephen P. Munn
                                  --------------------------------
                                   Stephen P. Munn
                                   Chairman and Chief Executive
                                      Officer



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